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                                                                    Exhibit 21.1

                             Suncoast Bancorp, Inc.

                                   Form 10-KSB

                     For Fiscal Year Ended December 31, 2003

                           Subsidiaries of Registrant

                   Suncoast Bank, incorporated under the laws
                             of the State of Florida